SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


      [ ]  Preliminary Proxy Statement

      [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2)

      [X]  Definitive Proxy Statement

      [ ]  Definitive Additional Materials
      [ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                (Name of Registrant as Specified in its Charter)
                            Thomas N. Steenburg, Esq.
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid: ___________

      [ ] Fee paid previously with preliminary materials.
      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:
          2) Form, Schedule or Registration No.:
          3) Filing Party:
          4) Date Filed:

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                  ------------

                    Notice of Special Meeting of Shareholders
                           to be Held October 27, 1998

                                  ------------

To the Shareholders:

     A Special Meeting of Shareholders of Phoenix Strategic Equity Series Fund ("the Trust") will be held in the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Tuesday, October 27, 1998 at 11:00 a.m. for the following purposes:

   TO BE VOTED UPON ONLY BY SHAREHOLDERS OF PHOENIX EQUITY OPPORTUNITIES FUND

(1) To approve or not approve a Subadvisory Agreement in the form attached to this Proxy Statement as Exhibit A between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC; and

        TO BE VOTED UPON ONLY BY SHAREHOLDERS OF PHOENIX SMALL CAP FUND

(2) To approve or not approve a Subadvisory Agreement in the form attached to this Proxy Statement as Exhibit B between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc.

     These proposals are discussed in detail in the attached Proxy Statement.

     The Board of Trustees has fixed August 28, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     Whether or not you plan to attend the meeting in person, please vote your shares by completing, dating and signing the enclosed proxy and returning it promptly in the postage paid return envelope enclosed for your use. Prompt return of proxies by shareholders will save the Trust and shareholders the costs associated with further solicitation. The enclosed proxy is being solicited by the Board of Trustees of the Trust.
                                          By Order of the Board of Trustees,


                                          G. Jeffrey Bohne, Secretary


Greenfield, Massachusetts
September 18, 1998

                     PHOENIX STRATEGIC EQUITY SERIES FUND

                              101 Munson Street
                       Greenfield, Massachusetts 01301

                               PROXY STATEMENT

                      A Special Meeting of Shareholders
                        to be Held on October 27, 1998

                                ----------------

                                 INTRODUCTION

     The enclosed proxy is solicited by the Board of Trustees of Phoenix Strategic Equity Series Fund (the "Trust") for use at the Special Meeting of Shareholders to be held on October 27, 1998, and at any adjournment(s) thereof. Shareholders of record of Phoenix Equity Opportunities Fund (the "Equity Opportunities Fund") and Phoenix Small Cap Fund (the "Small Cap Fund") at the close of business on August 28, 1998 are entitled to notice of and to vote at the meeting or any adjourned session. (The Equity Opportunities Fund and the Small Cap Fund are each sometimes referred to as a "Fund", and are sometimes collectively referred to as the "Funds" in this proxy statement.) As of August 28, 1998, there were issued and outstanding 23,702,335.001 shares of the Equity Opportunities Fund and 16,652,231.495 shares of the Small Cap Fund, par value $1 per share (the "Shares"). Each Shareholder will be entitled to one vote for each full Share (and fractional vote corresponding to any fractional Share) registered in his/her name on the Trust's books on the record date and not thereafter repurchased or redeemed by the Trust.

     Only shares of Phoenix Equity Opportunities Fund will be voted on Proposal 1 and only shares of Phoenix Small Cap Fund will be voted on Proposal 2. All shares represented by duly executed proxies will be voted in accordance with the specification thereon. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the shares represented by the proxy will be voted in favor of the proposal. Any shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Trust a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

     In addition to the solicitation of proxies by mail, officers and regular employees of Phoenix Investment Counsel, Inc., or its affiliates, and persons employed for such purpose may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of the Funds' shares. The cost of solicitation of proxies will be borne by the Adviser.

     In the event that sufficient votes in favor of any of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any such matters. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such matters. They will vote against such adjournment those proxies required to be voted against any such matters.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about September 18, 1998. A copy of the Trust's most recent annual report will be furnished, without charge, to any shareholder upon request to Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Shareholders may also call Phoenix Equity Planning Corporation toll-free at (800) 243-4361.

Votes Required

     The presence in person or by proxy of the holders of a majority of the outstanding shares of the Funds is required to constitute a quorum at the meeting. As used in this Proxy Statement, the term "a majority of the outstanding shares" means the lesser of (i) 67% of the shares of a Fund present at the meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

     If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information as of July 29, 1998 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.

Name of Shareholder               Class and Fund    Number of Shares      Percent of Class
-------------------               --------------    ----------------      ----------------
Phoenix Investment Counsel, Inc.  Equity                23,469.438            8.39%
100 Bright Meadow Blvd.           Opportunities
Enfield, CT 06082                 Fund Class B

Merrill Lynch Pierce Fenner &     Small Cap          1,000,540.257           13.21%
Smith                             Fund Class B
4800 Deer Lake Dr. E
Jacksonville, FL 32246

     At July 29, 1998, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Funds.

Description of the Investment Adviser

     The Funds' investment adviser is Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding shares of the Adviser are owned by Phoenix Equity Planning Corporation ("Equity Planning"). All of the outstanding shares of Equity Planning are owned by Phoenix Investment Partners, Ltd. ("PXP"), formerly known as Phoenix Duff & Phelps Corporation. A majority of the outstanding shares of PXP are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). The principal offices of Phoenix Home Life and Holdings are located at One American Row, Hartford, Connecticut 06102-5056. The principal office of PXP is located at 56 Prospect Street, Hartford, Connecticut 06115-4080. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

     In addition to the Funds, the Adviser acts as investment adviser for a number of other mutual funds having a similar investment objective to those of the Funds. The names of those funds, their size as of June 30, 1998 and the annual rates of compensation for each is set forth in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.

                                                 Rate for    Rate for    Rate for
                                   Size of Fund  First $1      Next     Excess Over
FUND                                (Millions)   Billion   $1 Billion  $2 Billion
----                               ------------ ---------  ----------  ------------
Phoenix Equity Series Fund
  Phoenix Growth and Income Fund      $104.7       0.75%       0.70%       0.65%

                                                 Rate for    Rate for    Rate for
                                   Size of Fund  First $1      Next     Excess Over
FUND                                (Millions)   Billion   $1 Billion  $2 Billion
----                               ------------ ---------  ----------  ------------
Phoenix Investment Trust 97
  Phoenix Small Cap Value Fund        $29.5        0.90%       0.85%       0.80%
  Phoenix Value Equity Fund           $33.5        0.75%       0.70%       0.65%

                                                 Rate for    Rate for    Rate for
                                   Size of Fund  First $1      Next     Excess Over
FUND                                (Millions)   Billion   $1 Billion  $2 Billion
----                               ------------ ---------  ----------  ------------
Phoenix Multi-Portfolio Fund
  Phoenix Mid-Cap Portfolio           $343.7       0.75%       0.70%       0.65%

                                                 Rate for    Rate for    Rate for
                                   Size of Fund  First $1      Next     Excess Over
FUND                                (Millions)   Billion   $1 Billion  $2 Billion
----                               ------------ ---------  ----------  ------------
Phoenix Series Fund
  Phoenix Aggressive Growth Fund      $286.1       0.70%       0.65%       0.60%
    Series
  Phoenix Growth Fund Series         $2,775.2      0.70%       0.65%       0.60%

                                                 Rate for    Rate for    Rate for
                                   Size of Fund  First $1      Next     Excess Over
FUND                                (Millions)   Billion   $1 Billion  $2 Billion
----                               ------------ ---------  ----------  ------------
Phoenix Strategic Equity Series
 Fund
  Phoenix Strategic Theme Fund        $139.4       0.75%       0.70%       0.65%

                                                           Rate for    Rate for
                                             Size of Fund  First $1   Excess Over
FUND                                          (Millions)   Billion   $1 Billion
----                                         ------------ ---------  ------------
Phoenix Duff & Phelps Institutional
Mutual Funds
  Phoenix Duff & Phelps Institutional
    Growth Stock Portfolio                      $66.0       0.60%       0.55%

                                                 Rate for    Rate for       Rate for
                                   Size of Fund    First       Next        Excess Over
FUND                                (Millions)  $250,000,000 $250,000,000  $500,000,000
----                               ------------ ------------ ------------  ------------
The Phoenix Edge Series Fund
  Growth Series                      $1,710.6      0.70%       0.65%       0.60%
  Phoenix Growth and Income Series    $14.0        0.70%       0.65%       0.60%
  Phoenix Value Equity Series          $5.1        0.70%       0.65%       0.60%
  Phoenix Strategic Theme Series      $57.7        0.75%       0.70%       0.65%

     The Adviser also serves as subadviser to SunAmerica Series Trust. As compensation for its services to the Growth Portfolio of SunAmerica Series Trust, the Adviser is entitled to a monthly fee at the following annual rates:

               Rate for     Rate for      Rate for     Rate for      Rate for
Size of Fund    First         Next          Next         Next     Excess Over
 (Millions)  $50,000,000  $100,000,000  $150,000,000 $200,000,000 $500,000,000
------------ -----------  ------------  ------------ ------------ ------------
   $244.4       0.35%         0.30%        0.25%        0.20%        0.15%

Note: The Adviser has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract for the funds listed above.

The Advisory Agreements

     PIC acts as investment adviser to the Equity Opportunities Fund under a Management Agreement dated May 14, 1993, as amended, between the Trust and National Securities & Research Corporation ("NS&RC"), an affiliate of the Trust and PIC. At its meeting on May 27, 1998, the Board of Trustees voted to approve and consent to the assignment of the Management Agreement to PIC by NS&RC, such assignment to become effective on June 1, 1998. Both PIC and NS&RC are wholly-owned subsidiaries of PXP and the directors and officers of each are identical. Under the Management Agreement, PIC is entitled to a fee, payable monthly, at the annual rate of 0.70% of the Fund's average daily net assets of up to $1 billion, 0.65% of the Fund's average daily net assets from $1 billion to $2 billion and 0.60% of the Fund's average daily net assets in excess of $2 billion. The Management Agreement was last approved by the shareholders on April 30, 1993.

     PIC acts as investment adviser to the Small Cap Fund under an Investment Advisory Agreement dated October 16, 1995 between the Trust and PIC. Under the Investment Advisory Agreement, PIC is entitled to a fee, payable monthly, at the annual rate of 0.75% of the Fund's average daily net assets of up to $1 billion, 0.70% of the Fund's average daily net assets from $1 billion to $2 billion and 0.65% of the Fund's average daily net assets in excess of $2 billion. The Investment Advisory Agreement was last approved by the shareholders on October 16, 1995. The Management Agreement and the Investment Advisory Agreement are collectively referred to as the "Advisory Agreements" in this proxy statement.

     The Advisory Agreements provide that the Adviser shall furnish continuously an investment program for the Funds, and shall manage the investment and reinvestment of the assets of the Funds subject at all times to the supervision of the Trustees. The Adviser, at its expense, also furnishes to the Trust adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust. All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Such expenses include, but are not limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Trust will pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party. Each of the Funds will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of each of the respective series of the Trust.

     Under the Advisory Agreements, the Adviser has agreed to reimburse the Trust monthly for the amount, if any, by which the total operating and management expenses of any series (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such series are then qualified for sale.

     The Advisory Agreements provide that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

     The Advisory Agreements continue in force from year to year if approved by vote of a majority of the outstanding voting securities of series or by vote of a majority of the Trustees, including the vote of a majority of Trustees who are not parties to the Advisory Agreements, or "interested persons" (as that term is defined in the 1940 Act) (the "Disinterested Trustees") of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each of the Advisory Agreements will terminate automatically upon its assignment (within the meaning of said 1940 Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each series, by a vote of a majority of the outstanding voting securities of such series or by the Adviser upon sixty (60) days' written notice to the Trust.

     The terms and conditions of the Advisory Agreements have been approved annually by the Trustees, including a majority of the Disinterested Trustees.

Management of the Adviser

     The directors of the Adviser are Michael E. Haylon, Philip R. McLoughlin and William R. Moyer. The address of these directors is 56 Prospect Street, Hartford, CT 06115-0480. The principal occupation of each director is that of an executive officer of PXP. Messrs. Haylon and McLoughlin are directors of PXP. Mr. McLoughlin also serves as a director of Phoenix Home Life.

     Michael E. Haylon, an officer of the Trust, is President and a director of the Adviser. Philip R. McLoughlin, Trustee and President of the Trust, is a director and Chairman of the Adviser. William R. Moyer, Vice President of the Trust, is Senior Vice President, Chief Financial Officer and Treasurer of the Adviser. William E. Keen, III, Ronald K. Jacks, Richard D. Little, Leonard J. Saltiel, Gail P. Seneca, officers of the Trust, are also officers of the Adviser.

Portfolio Transactions and Brokerage

     The Trust paid no commissions to any affiliated broker for portfolio transactions during its most recent fiscal year.

Interest in Certain Transaction


     Philip R. McLoughlin, Calvin J. Pedersen and James M. Oates are Trustees of the Trust and are also directors of PXP. Michael E. Haylon is an executive officer of the Trust and also a director of PXP. Messrs. Haylon and McLoughlin are also executive officers of PXP. Francis E. Jeffries is a Trustee of the Trust and also a shareholder of PXP. By virtue of these individuals' relationships with the Trust and with PXP, an intermediate parent of the Adviser, under the proxy rules they are deemed to have a material interest in the Advisory Agreements. For its services as investment adviser to the Equity Opportunities Fund, NS&RC received $1,326,599 in fees from the Trust during the fiscal year ended April 30, 1998. In the current fiscal year, advisory fees will be pro-rated between NS&RC and PIC due to the assignment of the Management Agreement as discussed above. For its services as investment adviser to the Small Cap Fund and the Strategic Theme Fund, PIC received $3,626,998 in fees from the Trust during the fiscal year ended April 30, 1998.


Underwriter and Administrator

     Phoenix Equity Planning Corporation, an affiliate of the Adviser, serves as national distributor of the Trust's shares. For the fiscal year ended April 30, 1998, PEPCO was paid aggregate sales charges of $2,025,485 of which PEPCO retained net commissions of $1,058,952, the balance paid to dealers. PEPCO also acts as financial agent for the Trust for which it was paid $342,867 for its services during the Trust's last fiscal year.


                                  PROPOSALS

                   PROPOSAL NO. 1: TO APPROVE OR NOT APPROVE
          A SUBADVISORY AGREEMENT WITH SENECA CAPITAL MANAGEMENT LLC.

  (TO BE VOTED UPON ONLY BY SHAREHOLDERS OF PHOENIX EQUITY OPPORTUNITIES FUND)

      At a meeting of the Board of Trustees held on May 27, 1998, the Adviser presented a proposal under which Seneca Capital Management LLC ("Seneca" or "Subadviser") would be engaged as a subadviser to the Equity Opportunities Fund. At that meeting, the Trustees heard presentations by representatives of the Adviser regarding personnel changes, including the departure of the Fund's former portfolio manager, that prompted the Adviser to consider alternative means to manage the Fund. As a result of the Adviser's parent's acquisition of Seneca and management by Seneca of various equity mutual funds with investment objectives similar to those of the Fund, and the exceptional performance of those funds, Adviser's management recommended that Seneca be retained to provide the investment program for the Fund. The Adviser would continue its traditional role of overseeing operations of the Fund, providing compliance, proxy, corporate governance, registration statement and other similar services, and would also oversee the investment management performance of the Fund. The Board considered that there would be no fee increase to the Fund or its shareholders as a result of the appointment of the Subadviser, and further considered the services to be rendered by each of the Adviser and Subadviser under the proposed arrangement. The Board concluded that the sharing of responsibility and fees would be fair, and that the demonstrated experience and capability of Seneca would provide appropriate expertise in the management of an investment program for the Fund. The Trustees, including a majority of the Disinterested Trustees, voted to approve the terms of the proposed Seneca Subadvisory Agreement and to recommend to shareholders the retention of Seneca as subadviser to the Fund.

      At a meeting of the board of Trustees held on June 25, 1998, the Trustees determined that it was in the best interests of the Equity Opportunities Fund and its shareholders to enter into a subadvisory agreement immediately on a short term basis while shareholders review the longer-term appointment of the Subadviser. Accordingly, PIC has entered into a subadvisory agreement with Seneca (the "Interim Agreement"), effective June 26, 1998, in the form that is the subject of this Proposal. The Interim Agreement will remain in effect until the sooner of shareholder approval of the Seneca Subadvisory Agreement or October 31, 1998.

     While shareholder approval would ordinarily be required for a subadvisory agreement, it has been determined that such approval is not necessary as a matter of law in this instance as the Adviser and Subadviser are under common control. However, since the investment operations of the Adviser and Subadviser are not related on a day-to-day basis, the Trustees have voted to submit the proposed Seneca Subadvisory Agreement for shareholder approval.

     Under the terms of the proposed Seneca Subadvisory Agreement (attached as Exhibit A), the Adviser will delegate to Seneca the performance of certain of its investment management services under the Management Agreement. Additionally, Seneca will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, the Adviser will pay Seneca compensation at the following annual rates as a percentage of the average aggregate daily net asset values of the Fund:

   Rate for First       Rate for Next      Rate for Next   Rate for Excess
    $184,000,000         $816,000,000       $1 Billion      Over $2 Billion
   --------------       -------------      -------------   ----------------
        0.20%               0.35%             0.325%            0.30%

     Seneca is authorized under the Seneca Subadvisory Agreement to select brokers and dealers to execute Fund transactions and to select the markets in which transactions will be executed. Seneca is also authorized under the Seneca Subadvisory Agreement to execute Fund transactions with brokers or dealers that are "affiliated persons" (as defined in the 1940 Act) of the Trust, PIC or Seneca with the prior written approval of the Trust.

     Under the Seneca Subadvisory Agreement, Seneca is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Fund's investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

     The Seneca Subadvisory Agreement will become effective upon its approval by shareholders and will continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, including a majority of the Disinterested Trustees.

Information about Seneca

     Seneca has been (with its predecessor, GMG/Seneca Capital Management, L.P.) an investment adviser since 1989 and is a California limited liability company. As of May 31, 1998, Seneca managed in excess of $5.17 billion in assets for institutions and individuals. Seneca's address is 909 Montgomery Street, Suite 600, San Francisco, California 94133.

     PXP currently holds 74.9% and Ms. Seneca holds in excess of 5%, of the membership interest in Seneca. By virtue of their ownership of and/or positions with Seneca LLC, PXP and Ms. Seneca may be deemed "parents" of Seneca within the meaning of the proxy rules. Ms. Seneca, Ms. Westhoff and Mr. Jacks also hold certain non-voting interests in Seneca and/or options to purchase shares of PXP.

     Seneca currently serves as subadviser to a number of other mutual funds having a similar investment objective to that of the Fund. The names of those funds, their size as of June 30, 1998 and the annual rates of compensation for each is listed in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.

                                            Size of Fund      Rate of
       FUND                                  (Millions)    Compensation
       ----                                 ------------   ------------
       Phoenix-Seneca Funds
        Phoenix-Seneca Growth Fund            $56.6           0.35%
        Phoenix-Seneca Mid-Cap "EDGE"(sm)     $13.8           0.40%
          Fund


                                            Size of Fund      Rate of
       FUND                                  (Millions)    Compensation
       ----                                 ------------   ------------
       The Phoenix Edge Series Fund
          Seneca Mid-Cap Growth Fund          $4.5            0.40%


                                                                  Rate for
                  Size of     Rate for    Rate for    Rate for     Excess
                    Fund       First        Next        Next      Over $2
      FUND       (Millions) $342,000,000 $658,000,000 $1 Billion   Billion
      ----       ---------- ------------ ------------ ----------  --------
Phoenix Multi-
Portfolio Fund
  Phoenix Mid      $343.7      0.20%       0.375%       0.35%      0.325%
    Cap Fund

Note: Seneca has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract for the Funds listed above.

Management of the Subadviser

     The names and principal occupations of the executive officers of Seneca and each employee or member of Seneca who will be an officer of the Trust, are as follows. The address of each, as it relates to his or her duties at Seneca, is the same as that of Seneca.

Name                                         Principal Occupation
----                                         --------------------
Gail P. Seneca                Managing General Partner and Chief Executive and
                              Investment Officer of GMG/Seneca Capital
                              Management L.P. since November 1989. President and
                              Chief Executive and Investment Officer of Seneca
                              since June 1996. General Partner of Genesis
                              Merchant Group, L.P. since January 1990. President
                              and sole shareholder of GenCap, Inc. since July
                              1994. President and Trustee of the Phoenix-Seneca
                              Funds and portfolio management team leader of each
                              of the funds.

Sandra J. Westhoff            Chief Administrative Officer of GMG/Seneca Capital
                              Management L.P. since September 1994. Chief
                              Operating Officer of Seneca since June 1996.
                              Treasurer of the Phoenix-Seneca Funds.

Ronald K. Jacks               Equity Portfolio Manager of GMG/Seneca Capital
                              Management L.P. since July 1990 and of Seneca
                              since July 1995. Secretary of the Phoenix-Seneca
                              Funds and portfolio management team leader of the
                              Phoenix-Seneca Mid-Cap "EDGE"(sm) Fund.

Richard D. Little             Director of Equities of GMG/Seneca Capital
                              Management L.P. since December 1989 and of Seneca
                              since July 1996. Portfolio management team leader
                              of Phoenix-Seneca Growth Fund and Phoenix-Seneca
                              Mid-Cap "EDGE"(sm) Fund.

Name                                         Principal Occupation
----                                         --------------------
Thomas N. Steenburg           Secretary, General Counsel and Compliance Officer
                              of Seneca since June 1997. Vice President,
                              Secretary and Counsel of PIC, NS&RC, PXP and
                              Equity Planning since November 1995 and Duff and
                              Phelps Investment Management Co. since January
                              1996. Vice President - Compliance of
                              Phoenix-Aberdeen International Advisers, LLC since
                              May 1996.

      Ms. Seneca, an officer of the Trust, is President and Chief Executive and Investment Officer of Seneca. Messrs. Jacks, Little and Steenburg, officers of the Trust, are also officers of Seneca.

                                 RECOMMENDATION

     The Trustees have concluded, after review of relevant information, that the proposed subadvisory services are reasonably worth the full amount of the fee payable under the proposed Seneca Subadvisory Agreement and that the terms of the Seneca Subadvisory Agreement are fair and reasonable. Accordingly, the Board of Trustees, including a majority of the Disinterested Trustees, recommends that the shareholders of the Phoenix Equity Opportunities Fund vote to approve the proposed Seneca Subadvisory Agreement.

Voting Requirements

     The Trustees recommend that the shareholders approve the Seneca Subadvisory Agreement. Approval of the Seneca Subadvisory Agreement is to be determined by the vote of a majority of the outstanding shares of the Equity Opportunities Fund, voting as a separate class. A majority is constituted by the lessor of:
(a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund.


             THE TRUSTEES RECOMMEND A VOTE "FOR" THE APPROVAL OF THE
                      PROPOSED SENECA SUBADVISORY AGREEMENT

                   PROPOSAL NO. 2: TO APPROVE OR NOT APPROVE
         A SUBADVISORY AGREEMENT WITH ROGER ENGEMANN & ASSOCIATES, INC.

        (TO BE VOTED UPON ONLY BY SHAREHOLDERS OF PHOENIX SMALL CAP FUND)

     At a meeting of the Board of Trustees held on June 25, 1998, the Adviser presented a proposal under which Roger Engemann & Associates, Inc. ("Engemann" or "Subadviser") would be engaged as a subadviser to the Small Cap Fund. At that meeting, the Trustees heard presentations by representatives of the Adviser regarding personnel changes, including the departure of the Fund's former portfolio manager, that prompted the Adviser to consider alternative means to manage the Fund. As a result of the Adviser's parent's acquisition of Engemann and the management by Engemann of various equity mutual funds, including a small and mid-cap growth fund with investment objectives similar to those of the Fund, and the exceptional performance of that fund, Adviser's management recommended that Engemann be retained to provide the investment program for the Fund. The Adviser would continue its traditional role of overseeing operations of the Fund, providing compliance, proxy, corporate governance, registration statement and other similar services, and would also oversee the investment management performance of the Fund. The Board considered that there would be no fee increase to the Fund or its shareholders as a result of the appointment of the Subadviser, and further considered the services to be rendered by each of the Adviser and Subadviser under the proposed arrangement. The Board concluded that the sharing of responsibility and fees would be fair, and that the demonstrated experience and capability of Engemann would provide appropriate expertise in the management of an investment program for the Fund.

     The Board determined that it was in the best interests of the Small Cap Fund and its shareholders to enter into a subadvisory agreement immediately on a short term basis while shareholders review the longer-term appointment of the Subadviser. Accordingly, the Trustees, including a majority of the Disinterested Trustees, voted to approve the terms of the proposed Engemann Subadvisory Agreement and authorized immediate implementation of such Agreement for a term extending through and including October 31, 1998, and upon shareholder approval, through and including December 31, 1998.

     While shareholder approval would ordinarily be required for a subadvisory agreement, it has been determined that such approval is not necessary as a matter of law in this instance as the Adviser and Subadviser are under common control. However, since the investment operations of the Adviser and Subadviser are not related on a day-to-day basis, the Trustees, including a majority of the Disinterested Trustees, also voted to submit the proposed Engemann Subadvisory Agreement to shareholders and to recommend that shareholders approve such Agreement.

     Under the terms of the Engemann Subadvisory Agreement (attached as Exhibit
B), PIC will delegate the performance of certain investment services under the Investment Advisory Agreement to Engemann, including implementation of the Fund's investment program. Engemann will furnish at its own expense the office facilities and personnel necessary to perform these services. For its services as subadviser, the Adviser will pay Engemann compensation at the following annual rates as a percentage of the aggregate daily net asset values of the
Fund:

   Rate for First       Rate for Next      Rate for Next   Rate for Excess
    $323,000,000         $677,000,000       $1 Billion      Over $2 Billion
    ------------        -------------       ----------      ---------------
        0.20%               0.375%             0.35%            0.325%

     Engemann is authorized under the Engemann Subadvisory Agreement to select brokers and dealers to execute Fund transactions and to select the markets in which transactions will be executed. Engemann is also authorized under the Engemann Subadvisory Agreement to execute Fund transactions with brokers or dealers that are "affiliated persons" (as defined in the 1940 Act) of the Trust, PIC or Engemann with the prior written approval of the Trust.

     Under the Engemann Subadvisory Agreement, Engemann is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

     The Engemann Subadvisory Agreement became effective on June 26, 1998 for a term through October 31, 1998 and, upon its approval by shareholders, will extend through December 31, 1998. It will continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, including a majority of the Disinterested Trustees.

Information about Engemann

     Engemann is registered as an investment adviser under the Investment Advisers Act of 1940. As of May 31, 1998, Engemann managed approximately $6.8 billion in assets for institutions and individuals. Engemann's address is 600 North Rosemead Boulevard, Pasadena, California 91107-2101.

     Engemann acts as adviser or subadviser to several other mutual funds having a similar objective to that of the Fund. The names of those funds, their size as of June 30, 1998 and annual rates of compensation are listed in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.

                                                 Rate for    Rate for     Rate for
                                   Size of Fund    First       Next      Excess Over
FUND                                (Millions)  $50,000,000 $450,000,000 $500,000,000
----                               ------------ ----------- ------------ ------------
Phoenix-Engemann Funds
  Phoenix-Engemann Growth Fund        $501.7       0.90%       0.80%       0.70%
  Phoenix-Engemann Nifty Fifty Fund   $342.5       0.90%       0.80%       0.70%
  Phoenix-Engemann Value 25 Fund      $39.5        0.90%       0.80%       0.70%
  Phoenix-Engemann Small &            $88.3        1.00%       0.90%       0.80%
    Mid-Cap Growth Fund

                                                                      Rate for
                  Size of     Rate for      Rate for      Rate for     Excess
                    Fund        First         Next          Next      Over $2
      FUND        (Millions) $262,000,000  $738,000,000  $1 Billion    Billion
      ----        ---------- ------------  ------------  ----------   --------
Phoenix Series
Fund
  Phoenix           $286.1      0.20%       0.35%      0.325%       0.30%
  Aggressive
  Growth Fund

     Note: Engemann has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract.


Management of Engemann

      The names of the directors and principal executive officers of Engemann are listed below. The address of each, as it relates to his or her duties at Engemann, is the same as that of Engemann.

Name                                    Principal Occupation
----                                    ---------------------


Roger Engemann                          President of the Roger Engemann &
                                        Associates, Inc. since 1972. President
                                        and a Director of Pasadena Capital
                                        Corporation.

James E. Mair                           Executive Vice President, Portfolio
                                        Manager and Securities Analyst with
                                        Roger Engemann & Associates, Inc. since
                                        1983. Officer and a Director of Pasadena
                                        Capital Corporation.

John S. Tilson                          Executive Vice President, Portfolio
                                        Manager and Securities Analyst with
                                        Roger Engemann & Associates, Inc. since
                                        1983. Officer and a Director of Pasadena
                                        Capital Corporation.

Malcolm Axon                            Chief Financial Officer and Secretary of
                                        Roger Engemann Management Company, Inc.
                                        since 1993 and Chief Financial Officer
                                        and Secretary of Roger Engemann &
                                        Associates, Inc. and Pasadena Capital
                                        Corporation since 1995.

Paul R. LeCompte                        Senior Vice President of Roger Engemann
                                        & Associates, Inc. since 1995. Vice
                                        President of Roger Engemann &
                                        Associates, Inc. from March, 1993 to
                                        November, 1995. Vice President of Roger
                                        Engemann Management Co., Inc. from
                                        March, 1995 to present. President and
                                        Chief Executive Officer of Pasadena
                                        National Trust Company from October,
                                        1994 to present. He was also Vice
                                        President from August 1993 to October
                                        1994.

      Engemann is a wholly-owned subsidiary of Pasadena Capital Corporation. The directors and executive officers of Pasadena Capital Corporation and their principal occupations are listed below. As noted, three of the nine directors are directors and/or executive officers of Phoenix Investment Partners, Ltd ("PXP"). In addition, Mr. McLoughlin is a Trustee and is President, and Mr. Steenburg is Assistant Secretary of the Fund. The address of each director who is an officer of Engemann, as it relates to his duties at Engemann, is the same as that of Engemann. Mr. Stolper's address is 525 "B" Street, Suite 1080, San Diego, California. The address of each of Messrs. McLoughlin, Moyer and Steenburg is 56 Prospect Street, Hartford, Connecticut.


Name                                    Principal Occupation
----                                    ---------------------
Roger Engemann                          President of the Roger Engemann &
                                        Associates, Inc. since 1972. President
                                        and a Director of Pasadena Capital
                                        Corporation.

James E. Mair                           Executive Vice President, Portfolio
                                        Manager and Securities Analyst with
                                        Roger Engemann & Associates, Inc. since
                                        1983. Officer and a Director of Pasadena
                                        Capital Corporation.

John S. Tilson                          Executive Vice President, Portfolio
                                        Manager and Securities Analyst with
                                        Roger Engemann & Associates, Inc. since
                                        1983. Officer and a Director of Pasadena
                                        Capital Corporation.

Malcolm Axon                            Chief Financial Officer and Secretary of
                                        Roger Engemann Management Company, Inc.
                                        since 1993 and Chief Financial Officer
                                        and Secretary of Roger Engemann &
                                        Associates, Inc. and Pasadena Capital
                                        Corporation since 1995.

Paul R. LeCompte                        Senior Vice President of Roger Engemann
                                        & Associates, Inc. since 1995. Vice
                                        President of Roger Engemann &
                                        Associates, Inc. from March, 1993 to
                                        November, 1995. Vice President of Roger
                                        Engemann Management Co., Inc. from
                                        March, 1995 to present. President and
                                        Chief Executive Officer of Pasadena
                                        National Trust Company from October,
                                        1994 to present. He was also Vice
                                        President from August 1993 to October
                                        1994.

Michael Stolper                         President of Stolper and Company, Inc.,
                                        an investment adviser and broker-dealer
                                        since 1975. Director of Pasadena Capital
                                        Corporation since February 1994.

Philip R. McLoughlin                    Chairman of the Board (since May 1997)
                                        and Chief Executive Officer (since 1995)
                                        of PXP. Director of Phoenix Home Life
                                        since February 1994 and Executive Vice
                                        President - Investment of Phoenix Home
                                        Life since December 1988. Director and
                                        President of PEPCO, Director and
                                        Chairman of PIC and Chairman and Chief
                                        Executive Officer of National Securities
                                        & Research Corporation. Director of Duff
                                        & Phelps Utilities Tax-Free Income, Inc.
                                        and Duff & Phelps Utility and
                                        Corporation Bond Trust Inc.. President
                                        and Director or Trustee of the Phoenix
                                        Funds, Phoenix Duff & Phelps
                                        Institutional Mutual Funds and
                                        Phoenix-Aberdeen Series Fund. Director
                                        and Vice President of PM Holdings.
                                        Director of Phoenix Charter Oak Trust
                                        Company and World Trust Fund, a
                                        Luxembourg closed-end fund.


                                       12

Name                                    Principal Occupation
----                                    ---------------------
William R. Moyer                        Senior Vice President and Chief
                                        Financial Officer of PXP since 1995.
                                        Chief Financial Officer and a Senior
                                        Vice President of PEPCO, National
                                        Securities & Research Corporation
                                        ("NSRC"), Duff & Phelps Investment
                                        Management Co. and PIC. Treasurer of
                                        NSRC and PIC. Vice President of the
                                        Phoenix Funds, Phoenix-Aberdeen Series
                                        Fund and the Duff & Phelps Institutional
                                        Mutual Funds.

Thomas N. Steenburg                     Vice President, Counsel & Assistant
                                        Secretary of Roger Engemann &
                                        Associates, Inc. since March, 1998. Vice
                                        President, Secretary, and Counsel since
                                        1995 of PXP. Vice President and Counsel
                                        since 1996 and Secretary since 1995 of
                                        Phoenix Investment Counsel, Inc.,
                                        National Securities & Research
                                        Corporation, and Phoenix Equity Planning
                                        Corporation. Vice President, Counsel and
                                        Secretary since 1996 of Duff & Phelps
                                        Investment Management Co. Secretary
                                        since 1995 of Duff & Phelps Utilities
                                        Tax-Free Income, Inc. and Duff & Phelps
                                        Utility and Corporate Bond Trust, Inc.

      Phoenix Investment Partners, Ltd. acquired all of the outstanding stock of Pasadena Capital Corporation through a merger of a Phoenix subsidiary, Phoenix Apollo Corp. with and into Pasadena Capital Corporation on September 3, 1997.


                                 RECOMMENDATION

      The Trustees have concluded, after review of relevant information, that the proposed subadvisory services are reasonably worth the full amount of the fee payable under the proposed Engemann Subadvisory Agreement and that the terms of the Engemann Subadvisory Agreement are fair and reasonable. Accordingly, the Board of Trustees, including a majority of the Disinterested Trustees, recommends that the shareholders of the Small Cap Fund vote to approve the proposed Engemann Subadvisory Agreement.

Voting Requirements

      The Trustees recommend that the shareholders approve the Engemann Subadvisory Agreement. Approval of the Agreement is to be determined by the vote of a majority of the outstanding shares of the Small Cap Fund, voting as a separate class. A majority is constituted by the lessor of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy: or (b) more than 50% of the outstanding voting securities of such Fund.

               THE TRUSTEES RECOMMEND A VOTE "FOR" THE APPROVAL OF
                  THE PROPOSED ENGEMANN SUBADVISORY AGREEMENT

                             ADDITIONAL INFORMATION

Other Matters

     As of the date of this Proxy Statement, Trust's management knows of no other matters to be brought before this meeting. However, if any other matters properly come before this meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

Proposals For Next Meeting Of Shareholders

     The Trust is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Trustees or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Trust within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

                                    By Order of the Board of Trustees,

                                    G. Jeffrey Bohne, Secretary


Greenfield, Massachusetts
September 18, 1998

                                                                       EXHIBIT A

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                              SUBADVISORY AGREEMENT
                              ---------------------


                                                                   June 26, 1998

Seneca Capital Management LLC
909 Montgomery Street
San Francisco, California 94133

RE: Subadvisory Agreement

Gentlemen:

Phoenix Strategic Equity Series Fund (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including the Phoenix Equity Opportunities Fund (hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

 1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Seneca Capital Management LLC (the "Subadviser") as a subadviser to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

 2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a subadviser to the Adviser and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

 3. Services of Subadviser. The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Series and as set forth in the Trust's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Trust's Agreement and Declaration of Trust, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Trust (the "Trustees"). The Subadviser shall not, without the Adviser's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

 4. Expenses. The Subadviser shall furnish at its own expense, or pay the expenses of the Adviser, for the following:

                (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

                (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder;

                (c) Personnel to serve without salaries for the Trust as officers or agents of the Trust. The Subadviser need not provide personnel to perform, or pay the expenses of the Adviser for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

                (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Subadviser.

 5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Trust (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

 6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

       A. In placing orders for the sale and purchase of Series securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

       B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Trust or that will be of value to the Trust in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Trust shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.

       C. The Subadviser shall not execute any transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser without the prior written approval of the Trust.

 7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

 8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act, other federal or state securities laws or common law).

 9. Confidentiality. Subject to the duty of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Trust in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Adviser to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

       A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

       B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule D (as amended from time to time). The Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either.

       C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Trust and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

       D. Reference is hereby made to the Declaration of Trust dated June 25, 1986, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Strategic Equity Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or will-ingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadviser and the Adviser, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Trust as and to the extent required by the Act.

13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until October 31, 1998, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of
       Section 15(c) thereof.

14. Termination. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party hereto to the other party.

15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.


                                                PHOENIX INVESTMENT COUNSEL, INC.


                                                By: /s/ Michael E. Haylon
                                                    ----------------------------
                                                    Michael E. Haylon
                                                    President

ACCEPTED:

SENECA CAPITAL MANAGEMENT LLC


By: /s/ Sandra J. Westhoff
    --------------------------------
    Sandra J. Westhoff
    Chief Operating Officer


SCHEDULES: A.  Subadviser Functions
           B.  Operational Procedures
           C.  Fee Schedule
           D.  Record Keeping Requirements

                                   SCHEDULE A
                                   ----------

                              SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of the Series assets, the Subadviser shall provide, at its own expense:

     (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

     (b) Implementation of the investment program for the Series based upon the foregoing criteria;

     (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

     (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

     (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

       In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company (the "Custodian"), the custodian for the Trust.

       The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:


          1.  Purchase or sale;

          2.  Security name;

          3.  CUSIP number (if applicable);

          4.  Number of shares and sales price per share;

          5.  Executing broker;

          6.  Settlement agent;

          7.  Trade date;

          8.  Settlement date;

          9.  Aggregate commission or if a net trade;

         10.  Interest purchased or sold from interest bearing security;

         11.  Other fees;

         12.  Net proceeds of the transaction;

         13.  Exchange where trade was executed; and

         14.  Identified tax lot (if applicable).

       When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

     For services provided to the Trust pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.20% of the average daily net assets of the Phoenix Equity Opportunities Fund up to $184 million, 0.35% of such value between $184 million and $1 billion, 0.325% of such value between $1 billion and $2 billion, and 0.30% of such value in excess of $2 billion. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Series shall be valued as set forth in the then current registration statement of the Trust.

                                   SCHEDULE D
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER


1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

       A. The name of the broker;
       B. The terms and conditions of the order and of any modifications or cancellations thereof;
       C. The time of entry or cancellation;
       D. The price at which executed;
       E. The time of receipt of a report of execution; and
       F. The name of the person who placed the order on behalf of the Trust.

2.     (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
       (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named broker or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

       A.  Shall include the consideration given to:

           (i)    The sale of shares of the Trust by brokers or dealers.
           (ii) The supplying of services or benefits by brokers or dealers to:
                  (a)  The Trust,
                  (b)  The Adviser (Phoenix Investment Counsel, Inc.)
                  (c)  The Subadviser, and
                  (d)  Any person other than the foregoing.
           (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

       B.  Shall show the nature of the services or benefits made available.

       C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

       D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 3la-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
       Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.

-----------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.

                                                                       EXHIBIT B
                                                                       ---------

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                              SUBADVISORY AGREEMENT
                              ---------------------


                                                                   June 26, 1998

Roger Engemann & Associates, Inc.
600 North Rosemead Boulevard
Pasadena, California 91107-2101

RE: Subadvisory Agreement

Gentlemen:

Phoenix Strategic Equity Series Fund (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including the Phoenix Small Cap Fund (hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

 1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Roger Engemann & Associates (the "Subadviser") as a subadviser to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

 2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a subadviser to the Adviser and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

 3. Services of Subadviser. The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Series and as set forth in the Trust's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Trust's Agreement and Declaration of Trust, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Trust (the "Trustees"). The Subadviser shall not, without the Adviser's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

 4. Expenses. The Subadviser shall furnish at its own expense, or pay the expenses of the Adviser, for the following:

                (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

                (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder;

                (c) Personnel to serve without salaries for the Trust as officers or agents of the Trust. The Subadviser need not provide personnel to perform, or pay the expenses of the Adviser for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

                (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Subadviser.

 5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Trust (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

 6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

       A. In placing orders for the sale and purchase of Series securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

       B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Trust or that will be of value to the Trust in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Trust shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.

       C. The Subadviser shall not execute any transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser without the prior written approval of the Trust.

 7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

 8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act, other federal or state securities laws or common law).

 9. Confidentiality. Subject to the duty of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Trust in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Adviser to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

       A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

       B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule D (as amended from time to time). The Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either.

       C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Trust and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

       D. Reference is hereby made to the Declaration of Trust dated June 25, 1986, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Strategic Equity Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadviser and the Adviser, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Trust as and to the extent required by the Act.

13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until October 31, 1998, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of
       Section 15(c) thereof.

14. Termination. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party hereto to the other party.

15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.


                                                PHOENIX INVESTMENT COUNSEL, INC.


                                                By: /s/ Michael E. Haylon
                                                    ----------------------------
                                                    Michael E. Haylon
                                                    President

ACCEPTED:

ROGER ENGEMANN & ASSOCIATES, INC.


By:  /s/ Roger Engemann
     ----------------------------
     Roger Engemann
     President




SCHEDULES: A.  Subadviser Functions
           B.  Operational Procedures
           C.  Fee Schedule
           D.  Record Keeping Requirements

                                   SCHEDULE A
                                   ----------

                              SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of the Series assets, the Subadviser shall provide, at its own expense:

         (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

         (b) Implementation of the investment program for the Series based upon the foregoing criteria;

         (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

         (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

         (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

       In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company (the "Custodian"), the custodian for the Trust.

       The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.   Purchase or sale;

         2.   Security name;

         3.   CUSIP number (if applicable);

         4.   Number of shares and sales price per share;

         5.   Executing broker;

         6.   Settlement agent;

         7.   Trade date;

         8.   Settlement date;

         9.   Aggregate commission or if a net trade;

        10.   Interest purchased or sold from interest bearing security;

        11.   Other fees;

        12.   Net proceeds of the transaction;

        13.   Exchange where trade was executed; and

        14.   Identified tax lot (if applicable).


     When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

     For services provided to the Trust pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.20% of the average daily net assets of the Phoenix Small Cap Fund up to $323 million, 0.375% of such value between $323 million and $1 billion, 0.35% of such value between $1 billion and $2 billion, and 0.325% of such value in excess of $2 billion. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Series shall be valued as set forth in the then current registration statement of the Trust.

                                   SCHEDULE D
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER


1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

       A. The name of the broker;
       B. The terms and conditions of the order and of any modifications or cancellations thereof;
       C. The time of entry or cancellation;
       D. The price at which executed;
       E. The time of receipt of a report of execution; and
       F. The name of the person who placed the order on behalf of the Trust.

2.     (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
       (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named broker or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

       A.  Shall include the consideration given to:
           (i)    The sale of shares of the Trust by brokers or dealers.
           (ii) The supplying of services or benefits by brokers or dealers to:
                  (a)  The Trust,
                  (b)  The Adviser (Phoenix Investment Counsel, Inc.)
                  (c)  The Subadviser, and
                  (d)  Any person other than the foregoing.
           (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.
       B.  Shall show the nature of the services or benefits made available.
       C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
       D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 3la-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
       Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.

-----------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.

                     PHOENIX STRATEGIC EQUITY SERIES FUND

                              101 Munson Street
                       Greenfield, Massachusetts 01301

                 Proxy for a Special Meeting of Shareholders

                                    PROXY

     The undersigned shareholder of Phoenix Strategic Equity Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin, Thomas N. Steenburg and William E. Keen, III, and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held on October 27, 1998 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below.


To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope.


This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.


       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE
            TRUST WHICH RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS

[X]  Please mark votes as in this Example.


-------------------------------------
PHOENIX STRATEGIC EQUITY SERIES FUND
-------------------------------------


PROPOSAL 1.
TO APPROVE A SUBADVISORY AGREEMENT WITH
SENECA CAPITAL MANAGEMENT LLC.

                [ ]  FOR            [ ]     AGAINST           [ ]      ABSTAIN

PROPOSAL 2.
TO APPROVE A SUBADVISORY AGREEMENT WITH
ROGER ENGEMANN & ASSOCIATES, INC.

                [ ]  FOR            [ ]     AGAINST           [ ]      ABSTAIN



                                                                        |-------
    Please be sure to sign and date this Proxy.                         |   Date
--------------------------------------------------------------------------------

    Shareholder sign here                        Co-owner sign here
--------------------------------------------------------------------------------


NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

This proxy may be revoked by the shareholder(s) at any time prior to the Special Meeting of Shareholders.


RECORD DATE SHARES: